                                                                      Exhibit 16

                             AMENDMENT NUMBER TWO
                           TO STOCKHOLDERS AGREEMENT

     AMENDMENT, dated effective as of May 24, 1999, to the Stockholders Agreement ("the Stockholders Agreement"), dated as of August 21, 1998, among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the "Company") and
                                                               -------
each of the STOCKHOLDERS of the Company listed in Schedule I thereto (collectively, the "Stockholders" and each individually, a "Stockholder").
                    ------------                            -----------
     WHEREAS, pursuant to Section 6.04 of the Stockholders Agreement, the Stockholders Agreement may be amended by the mutual agreement of the parties thereto;

     WHEREAS, the Company and the Stockholders (including Robert A. Crown and Barbara A. Crown) have agreed to amend the Stockholders Agreement in the respects hereinafter set forth;

     NOW, THEREFORE, in consideration of the promises and the respective agreements hereinafter set forth and set forth in the Stockholders Agreement, the parties hereto agree as follows;

     SECTION 1. Amendment.  Section 3.10 of the Stockholders Agreement is
                ---------
amended to read as follows:

     "SECTION 3.10.  Company Name. So long as the Ownership Interest of the
                     ------------
     Crown Group is at least 1% or they otherwise consent in writing, the Company covenants and agrees (subject to the limitations below) to use its best efforts to (i) retain a name beginning with "Crown Castle", (ii) retain or cause the name of its principal affiliate owning communication towers in the United States to begin with "Crown," (iii) upon a merger, consolidation, amalgamation, roll-up or any other transaction with a similar effect involving the Company (including, without limitation, a merger or roll-up involving Castle Transmission Services (Holdings) Ltd. or any of its Affiliates), cause the successor or surviving entity to retain or have a name beginning with "Crown Castle," (iv) cause the corporate names of all of the Company's subsidiaries conducting significant business in the United States to begin with "Crown" other than The TEA Group Inc., TeleStructures Inc. and Spectrum Site Management Corporation and any other subsidiary with goodwill associated with the corporate name as determined by the Board in its reasonable discretion, and (v) cause Crown Castle and all of its subsidiaries worldwide to retain the "CCIC Logo". For purposes
                                                      ---------
     of this Agreement, the "CCIC Logo" shall be a logo in the form attached hereto as Exhibit "A" which is incorporated herein by reference. Notwithstanding the above, the above covenants and agreement shall not (a) require the Company (including any successor entity), any stockholder of the Company or member of the Board to incur any costs, expenses or losses of any nature or amount including, without limitation, losses relating to potential corporate opportunity or foregone stockholder value (price, content or any other item), (b) prevent or delay the Company (including any successor entity) form consummating or negotiating any proposed transaction or (c) require any member of the Board to breach any duty and obligation to the Company or its stockholders. Consent of the Crown Group shall be deemed given if written consent is obtained from members of the Crown Group holding more than 50% of the Common Stock held by such persons at the time of the determination."

     SECTION 2. Construction: Continuing Effect.  This agreement shall be
                -------------------------------
construed in connection with and as part of the Stockholders Agreement and each reference to the Stockholders Agreement contained in any other document shall mean the Stockholders Agreement as amended hereby. As amended hereby, the Stockholders Agreement shall continue in full force and effect.

     SECTION 3. Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original but which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

     IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 28, 1999                          TELEDIFFUSION DE FRANCE
                                      INTERNATIONAL S.A.

                                      By:  /s/ Michel Azibert
                                           ------------------
                                           Name: Michel Azibert
                                           Title: Chairman

May 28, 1999                          DIGITAL FUTURE INVESTMENTS B.V.

                                      By:  /s/ Michel Azibert
                                           ------------------
                                           Name: Michel Azibert
                                           Title: as Chairman of TeleDiffusion
                                                  de France International S.A.,
                                                  Managing Director

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 27, 1999                            CROWN CASTLE INTERNATIONAL CORP.

                                        By:  /s/ Ted B. Miller, Jr.
                                             ---------------------------
                                             Name: Ted B. Miller, Jr.
                                             Title: Chairman, CEO

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            CANDOVER INVESTMENTS, PLC

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chairman

May __, 1999                            CANDOVER (TRUSTEES) LIMITED

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chief Executive

May __, 1999                            CANDOVER PARTNERS LIMITED
                                        (as general partner of the Candover
                                        1994 UK Limited Partnership)

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chief Executive

May __, 1999                            CANDOVER PARTNERS LIMITED
                                        (as general partner of the Candover
                                        1994 UK No. 2 Limited Partnership)

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chief Executive

May __, 1999                            CANDOVER PARTNERS LIMITED
                                        (as general partner of the Candover
                                        1994 US No. 1 Limited Partnership)

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chief Executive

May __, 1999                            CANDOVER PARTNERS LIMITED
                                        (as general partner of the Candover 1994
                                        US No. 2 Limited Partnership)

                                        By:  /s/ Gavin Douglas Fairservice
                                             -----------------------------
                                             Name: Gavin Douglas Fairservice
                                             Title: Deputy Chief Executive

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement



May __, 1999                            /s/ Ted B. Miller, Jr.
                                        ----------------------------------
                                        TED B. MILLER, JR.


May __, 1999                            /s/ Robert H. Singleton
                                        ----------------------------------
                                        ROBERT H. SINGLETON, Trustee
                                        The Miller 1996 Gift Trusts

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            /s/ Robert A. Crown
                                        ----------------------------------
                                        ROBERT A. CROWN


May __, 1999                            /s/ Barbara A. Crown
                                        ----------------------------------
                                        BARBARA A. CROWN


May __, 1999                            RC INVESTORS CORP.
                                        a Delaware corporation

                                        By:  /s/ Robert A. Crown
                                           -------------------------------
                                        Name:  Robert A. Crown
                                             -----------------------------
                                        Title:  President
                                              ----------------------------


May __, 1999                            BC INVESTORS CORP.
                                        a Delaware corporation

                                        By:  /s/ Barbara A. Crown
                                           -------------------------------
                                        Name:  Barbara A. Crown
                                             -----------------------------
                                        Title:  President
                                              ----------------------------

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            AMERICAN HOME ASSURANCE COMPANY

                                        By:  /s/ David B. Pinkerton
                                           -------------------------------
                                           Name:  David B. Pinkerton
                                           Title:  Vice President

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 28, 1999                  THE NORTHWESTERN MUTUAL LIFE
                              INSURANCE COMPANY

                              By: /s/ A. Kipp Koester
                                  -----------------------------
                                  Name:  A. Kipp Koester
                                  Title: Its authorized representative

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                           CENTENNIAL FUND IV, L.P.
                                       By:  Centennial Holdings V, L.P.
                                            its general partner


                                       By:  /s/ Jeffrey H. Schutz
                                            -------------------------------
                                            Name:
                                            Title:


May __, 1999                           CENTENNIAL FUND V, L.P.
                                       By:  Centennial Holdings V, L.P.
                                            its general partner


                                       By:  /s/ Jeffrey H. Schutz
                                            -------------------------------
                                            Name:
                                            Title:


May __, 1999                           CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                       By:  Centennial Holdings V, L.P.
                                            its general partner


                                       By:  /s/ Jeffrey H. Schutz
                                            -------------------------------
                                            Name:
                                            Title:

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 27, 1999                           PRIME VIII, L.P.
                                       By:  Prime SKA I, LLC
                                            its general partner


                                       By:  /s/ R. W. Hughes
                                            -------------------------------
                                            Name:
                                            Title:

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 27, 1999                           BERKSHIRE FUND III,
                                       A LIMITED PARTNERSHIP


                                       By:  /s/ Carl Ferenbach
                                            -------------------------------
                                            a Managing Member


May 27, 1999                           BERKSHIRE FUND IV,
                                       LIMITED PARTNERSHIP


                                       By:  /s/ Carl Ferenbach
                                            -------------------------------
                                            a Managing Member


May 27, 1999                           BERKSHIRE INVESTORS LLC


                                       By:  /s/ Carl Ferenbach
                                            -------------------------------
                                            a Managing Member

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May 27, 1999                           NASSAU CAPITAL PARTNERS II, L.L.P.

                                       By Nassau Capital L.L.C.
                                       its General Partner


                                       By:  /s/ Randall A. Hack
                                            -------------------------------
                                            Name:  Randall A. Hack
                                            Title: Member



May 27, 1999                           NAS PARTNERS I, L.L.C.


                                       By:  /s/ Randall A. Hack
                                            -------------------------------
                                            Name:  Randall A. Hack
                                            Title: Member

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            FAY, RICHWHITE COMUNICATIONS
                                        LIMITED

                                        By:  /s/ L. R. Davis
                                           -------------------------------
                                           Name:  L. R. Davis
                                           Title:

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            FNC VENTURE CORP.

                                        By:  /s/ David McL. Hillman
                                           -------------------------------
                                           Name:  David McL. Hillman
                                           Title:  Executive VP

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


June 10, 1999                           NEW YORK LIFE INSURANCE COMPANY

                                        By:  Ilze Gobins
                                           -------------------------------
                                           Name:  Ilze Gobins
                                           Title:  Investment Manager

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Two to Stockholders Agreement


May __, 1999                            HARVARD PRIVATE CAPITAL
                                        HOLDINGS, INC.

                                        By:  /s/ Michael R. Eisenson
                                           -------------------------------
                                           Name:  Michael R. Eisenson
                                           Title:  Authorized Signatory